Our job is to be the best

Investor Presentation

This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These statements reflect management’s current views with respect to future events and are subject to risk and uncertainties. We note that a variety of factors and uncertainties could cause our actual results to differ significantly from the results discussed in the forward-looking statements.
Factors and uncertainties that might cause such differences include, but are not limited to: general economic, market, or business conditions; the opportunities
(or lack thereof) that may be presented to us and that we may pursue;
fluctuations in costs and expenses including the costs of raw materials, purchased energy, and freight; changes in interest rates; current conditions in financial markets could adversely affect our ability to finance our operations;
demand for new housing; accuracy of accounting assumptions related to impaired assets, pension and postretirement costs, contingency reserves, and income taxes; competitive actions by other companies; changes in laws or regulations; our ability to execute certain strategic and business improvement initiatives; the accuracy of certain judgments and estimates concerning the integration of acquired operations; and other factors, many of which are beyon
d our control.

This presentation includes non-GAAP financial measures.  The required reconciliations to GAAP financial measures are included on our website,
www.templeinland.com.

Forward Looking Statements

Create Superior and Sustainable Value

Maximize ROI

Profitably grow our business

2008 Scorecard

Maximize ROI     4.5% ROI

Corrugated Packaging     11.3% ROI

Above cost of capital returns for third consecutive
year

Highest relative improvement last 6 years

Second highest in peer group

Building Products     (7.1)% ROI

Significantly outperformed peer group

Cash positive last 3 quarters of 2008

2008 Actions to Maximize ROI

Improved asset utilization

Box plant transformation

Matched production to demand

Lowered inventories

Exited hardboard siding business

Lowered costs

S, G & A / total cost lowest in industry

Reduced unallocated by $24 million, or 24%

Reduced overall headcount by 11%

Lowered capital expenditures

Reduced capex by $60 million

2008 Actions to Profitably Grow Our
Business

PBL acquisition

GreenGlassTM

Temple-Inland
Corrugated Packaging
Building Products

Temple-Inland

Temple-Inland

Corrugated Packaging

Building Products

Business Description

Financial Highlights

$364

6.3%

$2,570

$161

$3,850

2007

$111

$331

$133

$134

EBIT

$317

$542

$339

$340

EBITDA

$3,884

$4,096

$3,723

$3,587

Revenue

4.5%

$2,484

2008

5.5%

$2,431

2005

12.6%

5.7%

ROI

$2,620

$2,370

Investment

2006

2004

($ in Millions)

80%
Corrugated
Packaging

20%

Building

Products

Notes:  Excludes 2004-2007 timber and timberland segment results.

Corrugated Packaging Segment Highlights

7 mills

- 3.9 million tons

63 converting facilities

- 3.7 million tons

# 3 industry producer

Best-positioned paper grade

Business Highlights

Financial Highlights

$429

14.3%

$2,004

$287

$3,044

2007

$371

$408

$280

$255

$185

EBITDA

11.3%

12.5%

5.6%

4.7%

0.8%

ROI

$1,990

$2,039

$2,125

$2,042

$2,237

Investment

$225

$255

$120

$96

$18

EBIT

$3,190

$2,977

$2,825

$2,736

$2,700

Revenue

2008

2006

2005

2004

2003

($ in Millions)

Corrugated Packaging Strategic Initiatives

Maintain high integration level

    - Box plant consumption = mill capacity

Drive for low cost

- Asset utilization and manufacturing excellence

Improve mix and margins

     - Sales excellence

Grow business

  - Organically / Acquisition

Lowering Costs, Improving Efficiencies and Growing Profitable Market Share

Million Tons
4.2
4.1
4
3.9
3.8
3.7
3.6
3.5
3.4
3.3
3.2
3.9
3.7
Mill Capacity
Box Plant Consumption

Integration Level
100%
90%
80%
70%
60%
50%
95%
83%
80%
77%
TIN
IP
PKG
SSCC

Temple-Inland

Integration Level – Highest in the Industry

Temple-Inland is the most integrated producer of corrugated containers

8% Reduction
Cost
2003
2008

43% Increase
Production
2003
2008

Temple-Inland

Lower Converting Costs and Higher
Productivity

Produced 203,000 tons more boxes despite closure of 12
converting facilities since 2003

Lowering Converting Costs

Improving Box Plant Productivity

Cost per ton

Boxes per hour

24/7 Plants

Tracy, CA

Biglerville, PA

Lexington, SC

Crawfordsville, IN

Structural Cost Change Underway

(34%)

$ Cost/Ton

(24%)

703

920

People

(48%)

22

42

Machines

%

Future

Old

Fewer machines, fewer people, and lower costs

24" FLEXO
50" FLEXO
51" D/C
51" FLEXO
35" FLEXO
35" FLEXO
50" FLEXO
66" D/C
66" D/C
66" D/C
JUMBO FLEXO
FOLDER GLUER

Temple-Inland

Asset Utilization
Lexington Plant – Old Layout

98” CORRUGATOR

12 Machines

CONVEYOR
CONVEYOR
CONVEYOR
CONVEYOR
CONVEYOR
CONVEYOR
CONVEYOR
CONVEYOR
35"
EVOL
35"
EVOL

Temple-Inland

Asset Utilization
Lexington Plant – New Layout

98” CORRUGATOR

T-CART

T-CART

66”

D/C

66”

D/C

4 Machines

Improve Mix and Margins

Centralized pricing decision making

Structured and disciplined approach to
market

Target customers where we can create
value

Shipments by End-Use Industry

Food & Beverage

63%

Misc. Mfg.

3%

Other

14%

Chemicals

4%

Rubber & Plastics

5%

Paper & Allied

11%

Food & Beverage

49%

Paper & Allied

22%

Rubber & Plastics

6%

Chemicals

5%

Misc.

Nondurables

4%

Misc. Durable Goods

14%

Temple-Inland

Industry*

*Source: Fibre Box Association

8.0%
6.0%
4.0%
2.0%
0.0%
-2.0%
6.5%
-1.5%
Industry Growth
TIN Growth

76
68
60
75
63
2003
2008

Temple-Inland

Box Shipment Growth Exceeding Industry

Cumulative Shipment Growth
from 2003 - 2008

TIN Converting Facilities

TIN box shipment growth exceeds industry despite
closure of 12 converting facilities since 2003

Premier Boxboard Acquisition Update

Acquired in July 2008 for $87M

4.7x avg. EBITDA inclusive of synergies

Synergy realization ahead of schedule

Ramp-up production of value added white-top
linerboard

20.0%
15.0%
10.0%
5.0%
0.0%
ROA %
17.9%
14.4%
15.6%
12.6%
11.0%
9.6%
9.7%
8.6%
8.1%
7.7%
9.5%
8.8%
5.8%
6.9%
7.8%
4.9%
4.5%
4.9%
5.7%
7.1%
3.7%
3.3%
5.4%
2.8%
4.1%
0.7%
2.3%
2003
2004
2005
2006
2007
2008
TIN
PCA
Weyerhaeuser
Smurfit-Stone
International Paper

Temple-Inland

Corrugated Packaging – 2nd Highest ROA in
Industry

TIN has highest ROA improvement relative to Peer Group

Notes: (1) As reported by segment for TIN, IP and Weyerhaeuser. For TIN and IP, the asset base was adjusted to include acquisitions made in Q3 2008. (2) For PCA, EBIT =  Gross profit-selling and administrative expenses. (3) For SSCC, EBIT as reported by segment; total assets reported for the company in 2007 and 2008.  For prior years, total assets = segment assets + other assets of $3.3 billion.

                          Change in ROA

              Company           2003 - 2008

                       TIN                           8.9%    pts

                     PKG                          7.0%

                   SSCC                        2.3%

                       WY                         (0.1%)

5.1%

4.8%

25.0%
20.0%
15.0%
10.0%
5.0%
0.0%
ROA %
14.7%
16.5%
17.1%
14.3%
9.6%
9.0%
8.4%
11.2%
8.6%
7.0%
5.8%
7.8%
4.0%
3.1%
7.2%
5.4%
5.5%
1Q
2Q
3Q
4Q
TIN
PCA
Weyerhaeuser
Smurfit-Stone
International Paper

Temple-Inland

2008 Comparative Quarterly ROA Trends

Notes: (1) As reported by segment for TIN, IP and Weyerhaeuser. For TIN and IP, the asset base was adjusted to include acquisitions made in Q3 2008. (2) For PCA EBIT =  Gross profit-selling and administrative expenses. (3) For SSCC, EBIT as reported by segment and total assets reported for the company.

North American Corrugated Packaging
Industry Fundamentals

Consolidating  industry

Significant capacity rationalization and
downtime

Improved pricing

Stone Container 13%
Georgia-Pacific 9%
Weyerhaeuser 7%
Temple-Inland 7%
International Paper 6%
All Others 58%

International Paper 29%
Smurfit-Stone 19%
Temple-Inland 10%
Georgia- Pacific 10%
PCA 6%
All Others 26%

Temple-Inland

North American Containerboard Market Share
1998 versus Today

Top 5 Producers= 42%

1998

2009

Top 5 Producers= 74%

2.5
2.0
1.5
1.0
0.5
0.0
-0.5
-1.0
-1.5
100%
97%
94%
91%
88%
85%
82%
79%
76%
Capacity Change
Operating Rate (R)
80 81 82 83 84 85 86 87 88 89 90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08 09 10 11 12 13

Temple-Inland

Corrugated Packaging
Industry Containerboard Capacity Changes and Operating Rate

Net capacity reductions of 5% from 1999 - 2006

(Million Short Tons)

Source: RISI

$600
$550
$500
$450
$400
$350
$300
$250
$200
$342
$299
$367
$506
$366
$326
$354
$383
$453
$424
$383
$366
$411
$414
$488
$517
$565
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008

Temple-Inland

Linerboard Pricing Trends

Improved industry fundamentals has led to

higher average prices and reduced volatility

Source: RISI

Linerboard ($/ton)

Improved Linerboard Pricing

Corrugated Packaging Summary

Track record of success

Simple, effective strategy…execution =
results

Industry discipline

Building Products

Portfolio of Products

Lumber

Gypsum

Particleboard

MDF

Lowest quartile cost converting
operations

Located near large, high-growth
markets

Financial Highlights

Business Highlights

$53

1.4%

$562

$8

$806

2007

($40)

$221

$125

$129

EBIT

$8

$265

$160

$167

EBITDA

(7.1%)

$560

$694

2008

34.6%

$361

$898

2005

37.7%

32.6%

ROI

$586

$396

Investment

$1,119

$851

Revenue

2006

2004

($ in Millions)

Building Products Strategic Initiatives

Deliver tailored portfolio of building products

Products for new home, repair and remodeling
and commercial markets

Drive low cost

Manufacturing excellence

Serve growing markets

Favorable demographics

Provide sales excellence

Unequaled customer service

Dimensional Lumber
Lumber for Treating
Gypsum Wallboard
MDF Panels
Particleboard Panels
Studs
QuietBrace™ Structural Sheathing

Temple-Inland

Tailored Products

Durham
Winston-Salem-Raleigh
Nashville
Knoxville
Charlotte
Fayetteville
Greenville
Chattanooga
Columbia
Tulsa
Oklahoma City
Little Rock
Memphis
Atlanta
Augusta
Charleston-North Charleston
Birmingham
Denton-Lewisville
Dallas-Fort Worth-Arlington
Shreveport
Jackson
Jacksonville
Mobile
Pensacola
Baton Rouge
New Orleans
Austin
Houston
San Antonio
Orlando
Palm Bay-Melbourne
Tampa-St. Petersburg
Port St. Lucie
Sarasota-Bradenton
Cape Coral
Miami
Corpus Christi

Temple-Inland

Lumber

Buna

Pineland

Diboll

Rome

DeQuincy

Lumber

Competitive

Position

Sawmill Locations

Temple-Inland Sawmills

1st

Quartile

2nd

Quartile

3rd

Quartile

4th

Quartile

Source: Beck &
RISI Studies

Temple-Inland Sawmills

Sawmill Locations

Low cost, state of art manufacturing system

Logistically advantaged to large growing markets

Stable fiber supply at market prices

70%
60%
50%
40%
30%
20%
10%
0%
TIN
Industry

Temple-Inland

Gypsum

Synthetic Gypsum Furnish

Gypsum

Competitive

Position

Cumberland

Fletcher

W.  Memphis

McQueeney

1st

Quartile

2nd

Quartile

3rd

Quartile

4th

Quartile

Source:
Internal
Analysis

Low-cost manufacturing system

Synthetic gypsum furnish 65% vs. 30% for industry

Industrial Panels - Particleboard & MDF

Panels

Competitive

Position

Monroeville

Hope

Diboll

Thomson

1st

Quartile

2nd

Quartile

3rd

Quartile

4th

Quartile

Source:
Beck Study

PB

MDF

El Dorado

Mt. Jewett

Lowest cost system

High-value engineered family of

products

Targeted markets

Kitchen cabinets

Laminators

MDF laminate flooring

2,500
2,000
1,500
1,000
500
0
Housing Starts (000s)
100
75
50
25
0
(25)
(50)
(75)
(100)
(125)
(150)
$ In Millions
70
84
71
40
28
22
8
(5)
(9)
13
5
(1)
683
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q
1Q
2Q
3Q
4Q

Temple-Inland

Building Products EBITDA Trends

Housing Starts

TIN EBITDA

1,460

2006

2007

2008

2,127

Fundamental Drivers of Housing Demand

Over the longer term, the outlook for housing markets is favorable.  The RISI forecast calls for an average production level of 2 million units in 2011 – 2023.

2000 – 2030

Population Growth            + 80 million

New Jobs                                              + 45 million

New Households                   + 20 million

Texas

California

Arizona

Georgia

  North
Carolina

Florida

Temple-Inland Facility

U.S. Census Bureau and Joint Center for Housing Studies at Harvard

Building Products - Summary

Low cost

Location near large and growing markets

Positive long-term demand driven by
demographics

Historically strong ROI and significant cash
flow

Comparative S, G & A Expenses

9.5%

1

10.1%

1

10.3%

1

Wtd. Avg. SG&A /Total
Cost of Peers**

TIN Rank

9 mos./2008

198

2,858

6.9%

2007

309

3,699

8.4%

2006

321

3,797

8.4%

Temple-Inland

S, G & A

Total Cost *

S, G & A/Total Cost

($ In Millions)

* Total cost = S, G & A + Cost of sales

**Peers include: International Paper, MeadWestvaco, Packaging Corp., Rock Tenn and Smurfit-Stone

Year– End, 2008 Debt Structure

Total Debt

$1,192

Borrowings Under

Committed Credit

Facilities

$351

Term Debt

$841

($ In millions)

600
500
400
300
200
100
0
33
2
293
5
249
249
9
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023

Temple-Inland

Term Debt Maturity Profile as of Year–End, 2008
($ in millions)

Existing term debt

1

Year-End, 2008 Committed Credit Facilities

                                            Accounts

                                          Receivable                                      Committed

                                      Securitization                                         Credit

                                               Facility                                           Agreements                                         Total

($ In Millions)

* Best 4 out of last 5 quarters.  4Q/2008 = 4.6x

Committed

$ 250

$ 835

$1,085

Less:

Borrowings

(190

)

(161

)

(351

)

Letters of credit

-

(19

)

(19

)

Unused borrowing capacity

$

60

$ 655

$

715

Facility maturities:

2010

2010  (25 mil)

2011

(810 mil)

Covenants (as specifically defined):

Y-E, 2008

Debt/total capital

59.2

%

70

% Max

Interest coverage*

4.5

x

3.0

x  Min

1,400
1,300
1,200
1,100
1,000
900
800
Dec-07
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec-08

Temple-Inland

$1,250

$1,208

$906

$1,239

$1,236

$(302)MM

$(28)MM

Typical Plan Assets

TIN Assets

Estimated PPA

Accumulated Benefit (ABO)

Pension expense $41MM in 2009 vs. $37MM in 2008

Estimated PPA Funded Status
No Required Cash Contribution in 2009

($ In Millions)

2009 Financial Priorities

Return cash to shareholders

Dividend

Reduce debt

Invest in our business

2009 cap ex 59% of depreciation

Grow

Create Superior and Sustainable Value

Maximize ROI

Profitably grow our business

Our job is to be the best

February 2009